FN>


                               FINANCING AGREEMENT




                  This FINANCING AGREEMENT (this "Agreement"), dated as of December 13, 2000, is entered into by and between AMERICAN TRANS AIR, INC.
("ATA"), an Indiana corporation, and GENERAL ELECTRIC CAPITAL CORPORATION ("GECC"), a New York corporation.


                  WHEREAS, ATA and GECC wish to set forth their understanding regarding the leveraged lease financings or single investor lease financings of (Confidential Material Omitted) new Boeing B737-800 aircraft, each equipped with two CFM56-7 engines (collectively, the "Aircraft") to be delivered pursuant to the Purchase Agreement No. 2262 dated as of June 30, 2000, as amended, between ATA and The Boeing Company (the "ATA Purchase Contract") or pursuant to the Purchase Agreement No. 1905 dated as of April 25, 1996, as amended, between GECC and The Boeing Company (the "GE Purchase Contract" and, together with the ATA Purchase Contract, the "Purchase Contracts"); and


                  WHEREAS, in furtherance  thereof,  ATA and GECC wish to commit to execute and deliver certain agreed documents relating to such financing of each Aircraft on or before the date (the "Tender Date") that such Aircraft is tendered for delivery by The Boeing Company under the applicable Purchase
Contract (which date will, if the closing of the applicable financing transaction as described herein occurs on such date, be the Delivery Date for such Aircraft).


                  NOW, THEREFORE, the parties hereto agree as follows:

     1. Leveraged Transactions. (a) ATA and GECC agree to enter into a leveraged lease financing transaction, on and subject to the terms and conditions described herein (a "Leveraged Transaction"), with respect to each of the (Confidential Material Omitted) Aircraft identified on Exhibit A (the "Firm Aircraft").

     (b) (Confidential Material Omitted).

     (c) Each of the Firm Aircraft. (Confidential Material Omitted) is referred to herein as a "Leveraged Aircraft".

2. Single-Investor Transactions. ATA and GECC agree to enter into a single investor lease financing transaction, on and subject to the terms and conditions described herein (a "SIL Transaction"), with respect to each of the (Confidential Material Omitted) Aircraft identified on Exhibit B (the "SIL Aircraft"). The SIL Transactions and the Leveraged Transactions are referred to collectively as the "Transactions".

3. Leveraged Documents. Attached as Exhibit C are the forms of the agreements and other documents (collectively, the "Leveraged Documents") which the parties have negotiated and agreed to utilize to effect each of the Leveraged Transactions. Capitalized terms used in this Agreement without definition in relation to the Leveraged Transactions shall have the meanings set forth in the Leveraged Documents. Subject to the terms and conditions of this Agreement, ATA agrees that, on or before the Tender Date of each Leveraged Aircraft, it shall, with respect to such Aircraft, (a) execute and deliver, as Lessee, each of the Leveraged Documents to which Lessee is to be a party as provided therein and (b) procure that the parties identified therein as Owner Trustee and as Mortgagee and Loan Participant, respectively (or other institutions reasonably acceptable to GECC) execute and deliver the applicable Leveraged Documents in such capacities. GECC agrees that, on the Tender Date of each Leveraged Aircraft, it shall (or shall cause an Affiliate that is a Permitted Institution to), with respect to such Aircraft, execute and deliver, as Owner Participant, each of the Leveraged Documents to which Owner Participant is to be party as provided therein.


                  The parties agree that the Leveraged Documents for each Leveraged Aircraft shall be in the form set forth in Exhibit C, except as modified only to incorporate (a) the Delivery Date (and other dates measured with reference thereto), serial numbers and registration number applicable to such Aircraft; (b) the actual Lessor's Cost, as determined in accordance with
  Section 5 below;  (c) the Actual  Pricing,  as determined  in accordance  with
  Section 6 below; (d) changes to reflect the terms of the Debt Financing, to the extent agreed by the parties, as contemplated in Section 7 below; (e) changes, if requested by GECC, to effect a like kind exchange as described in Exhibit E; and (f) the actual Payment Dates (which will correspond to the interest payment dates under the Debt Financing).

4. SIL Documents. Attached as Exhibit D are the forms of agreements and other documents (collectively, the "SIL Documents") which the parties have negotiated and agreed to utilize to effect each of the SIL Transactions. Capitalized terms used in this Agreement without definition in relation to the SIL Transactions shall have the meanings set forth in the SIL Documents. Subject to the terms and conditions of this Agreement, ATA agrees that, on the Tender Date of each SIL Aircraft, it shall (a) execute, deliver and perform, as Lessee, each of the SIL Documents to which Lessee is to be a party as provided therein and (b) procure that the party identified therein as Owner Trustee (or another institution reasonably acceptable to GECC) execute and deliver the applicable SIL Documents in such capacity. GECC agrees that, on the Tender Date of each SIL Aircraft, it shall (or shall cause a Permitted Institution to), with respect to such Aircraft, execute, deliver and perform, as Owner Participant, each of the SIL Documents to which Owner Participant is to be a party as provided therein.


                  The parties agree that the SIL Documents for each SIL Aircraft shall be in the form set forth in Exhibit D, except as modified only to incorporate (a) the Delivery Date (and other dates measured with reference thereto), serial numbers and registration number applicable to such Aircraft;
(b) the actual  Lessor's Cost, as determined in accordance with Section 5 below;
(c) the Actual Pricing, as determined in accordance with Section 6 below; (d) changes, if requested by GECC, to effect a like kind exchange as described in Exhibit E; and (e) the actual Payment Dates; provided that with respect to the Aircraft identified on Exhibit B as "GE Purchase Contract" aircraft, the additional changes described in Exhibit F shall be made.

5. Lessor's Cost. In the Pricing Assumptions, Lessor's Cost has been assumed to be (Confidential Material Omitted) for each Aircraft to be delivered under the ATA Purchase Contract and (Confidential Material Omitted) for each Aircraft to be delivered under the GE Purchase Contract. Lessor's Cost for each Aircraft shall be adjusted to be equal to the sum of (a) the actual purchase price of such Aircraft under the applicable Purchase Contract (including any price escalation provided for therein) and (b) capitalized interest.

6. Pricing. (a) The Basic Rent payments and allocations, Stipulated Loss Values, Termination Values and EBO Price (collectively, the "Pricing") for each Aircraft, based on the pricing assumptions set forth in Exhibit G (the "Pricing Assumptions"), are set forth in Exhibit H (the "Assumed Pricing") for the Leveraged Aircraft and the SIL Aircraft respectively. The actual Pricing ("Actual Pricing") for each Aircraft will be the Assumed Pricing adjusted as provided in the following provisions of this Section 6.


                    (b) The Net Economic Return shall be adjusted by changing the net after-tax book yield component thereof to reflect any difference between
(1) (Confidential Material Omitted) as quoted on the (Confidential Material Omitted) page (ask side based on a 30/360 day convention) as of the second Business Day prior to the Delivery Date and (2) (Confidential Material Omitted).


                    (c) The Assumed Pricing shall be recalculated (upwards or downwards) as of the Delivery Date by GECC, in order to (i) maintain the Net Economic Return (adjusted as provided in Secton 6(b) above) and (ii) to the extent possible consistent with clause (i), to minimize the Net Present Value of Rents to Lessee, to reflect (A) any change in:

     (1) the Delivery Date; (2) the amount of Lessor's Cost; (3) the amount of Transaction Expenses; or (4) in respect of the Leveraged Transactions, the original principal amount, interest rate or amortization schedule of the Debt Financing from that set forth in the Pricing Assumptions; (Confidential Material Omitted)and (C) any Change in Tax Law enacted, adopted, issued or (to the extent described as a "proposed change" in the following definition of a "Change in Tax Law") proposed on or prior to the Delivery Date. "Change in Tax Law" means (i) any change, or any proposed change that has a proposed effective date that is on or prior to the Delivery Date, in the Code (provided that, in the case of a proposed change in the Code, such change must have been "reported favorably" by the House Ways and Means Committee or the Senate Finance Committee) or the Treasury Regulations (provided that, in the case of a proposed change in the Treasury Regulations, such change must have been issued by the Department of the Treasury) or (ii) any change in the interpretation of the Code or Treasury Regulations in a decision by the United States Supreme Court, the United States Tax Court, the United States Court of Claims or any of the United States Courts of Appeal or District Courts, or any issuance of a revenue ruling, revenue procedure or any pronouncement by the Internal Revenue Service or the Department of the Treasury (other than a change in the alternative minimum tax or other change that results in Owner Participant's being subject to alternative minimum tax or unable to use all tax benefits because of its particular tax situation). Subject to the following paragraph, in the event of any such proposed change, the parties hereto shall cooperate in order to determine the methodology for taking into account in such recalculation the effect of such proposed change.


Any such recalculation shall be prepared by GECC, in compliance with the provisions of ss. 3.2.1(e) of the Lease and subject to verification in the manner provided in ss. 3.2.1(d) of the Lease, on the basis of the same methodology and assumptions used by GECC in determining the Assumed Pricing, except as such assumptions have been modified to reflect the events giving rise to such recalculation and taking into account the law applicable at the time of such recalculation (and, in respect of the EBO Price, subject to the constraints set forth in ss. 3.2.1(b)(3) of the Lease). All recalculations (1) shall be made so as to avoid characterization of the Lease as a "disqualified leaseback or long-term agreement" within the meaning of Code ss. 467 and Treasury Regulations thereunder and (2) shall be in compliance with the requirements of ss.4(1) and ss. 4(6) of Revenue Procedure 75-21 and ss.ss. 4.02(5), 4.07(1) and 4.07(2) of
Revenue Procedure 75-28. In connection with any such recalculations to payments and allocations of Basic Rent, appropriate corresponding adjustments shall be made to the percentages set forth on the Schedules of Stipulated Loss Values and Termination Values in the columns headed "Deferred Basic Rent Amount" and "Prepaid Basic Rent Amount."

     (d) In the event that any adjustment to the Pricing for an Aircraft occasioned by a Change In Tax Law pursuant to clause (B) of Section 6(c) would cause the Net Present Value of Rents (as defined in the applicable Lease) to increase by more than (Confidential Material Omitted) in the case of an Aircraft delivered under the GE Purchase Contract or (Confidential Material Omitted) in the case of an Aircraft delivered under the ATA Purchase Contract, ATA may terminate this Agreement with respect to such Aircraft by written notice to GECC, unless GECC, in its sole discretion, by written notice to ATA given within four Business Days after ATA gives such termination notice, agrees to revise such adjustment so that such present value increase shall be (Confidential Material Omitted) or (Confidential Material Omitted), respectively, or less. If ATA terminates this Agreement with respect to any Aircraft pursuant to this
Section 6(d), ATA shall not effect any lease or other financing of such Aircraft that would reflect a Net Present Value of Rents (or the equivalent) equal to or greater than the Net Present Value of Rents that would have applied in the transaction contemplated by this Agreement with respect to such Aircraft.

                  (e) In the event that any recalculation pursuant to Section 6(c) results in a "back-ended rent profile" for purposes of ss. 467 of the Code and the Treasury Regulations thereunder, (i) the (Confidential Material Omitted) requirement set forth in clause (A) of the definition of "Applicable Percentage" shall apply to the first two Renewal Terms, and (ii) the provisions of Section 17 of the Lease shall be modified accordingly.

     (Confidentail Material Omitted)



8. Dates. ATA shall give to GECC not less than five Business Days' prior notice of the scheduled Delivery Date of each Aircraft, provided that ATA shall be entitled to postpone the scheduled Delivery Date for an Aircraft by written notice to GECC given at any time prior to 2:00 PM (New York time) on the scheduled Delivery Date for such Aircraft, which notice may specify a new scheduled Delivery Date on a subsequent Business Day. If notice of a postponement does not specify a new scheduled Delivery Date, ATA shall give GECC not less than two Business Days' notice of the new scheduled Delivery Date with respect to such Aircraft.

9. Return of Funds. If the closing of a Transaction with respect to an Aircraft fails to occur on the scheduled Delivery Date and GECC shall have made funds available for such closing, ATA shall cause such funds to be returned to GECC in immediately available funds by 3:30 p.m. (New York time) on such scheduled Delivery Date, unless GECC shall have agreed otherwise in writing.

10. Expenses. If the applicable Transaction with respect to an Aircraft fails to close for any reason prior to the termination of this Agreement, pursuant to
Section 12 below, ATA will pay all fees and expenses (including the reasonable legal fees and expenses of GECC's counsel) incurred in connection with such Transaction; provided that if the Transaction fails to close by reason of a breach by GECC of its obligations under this Agreement or by the Owner Participant of any of its obligations under the applicable Participation
Agreement, GECC shall pay all reasonable fees and expenses incurred in connection with such Transaction (including the reasonable legal fees and expenses of ATA's counsel) but excluding in any event any fees and expenses related to the Debt Financing.

11.  Conditions.

 (a) The obligation of GECC to participate in the Transactions with respect to each Aircraft as contemplated by this Agreement shall be subject to the fulfillment or the waiver by GECC, on or before the Delivery Date of such Aircraft, of the conditions set forth in ss. 5.1 (except subsections 5.1.15 and 5.1.16 thereof) of the applicable Participation Agreement with respect to such Transaction and the further conditions that (Confidential Material Omitted) (ii) the Delivery Date for such Aircraft shall have occurred on or before the date contemplated by clause (ii) of Section 12 hereof and (Confidential Material Omitted).


     (b) The obligations of ATA to participate in the Transaction with respect to each Aircraft as contemplated by this Agreement shall be subject to (i) the satisfaction, or waiver by ATA, on or before the Delivery Date of such Aircraft, of the conditions set forth in ss. 5.4 of the applicable Participation Agreement and (ii) with respect to the Leveraged Transactions, the agreement of GECC and the debt providers on debt/equity matters (to the extent different from those reflected in the form of Mortgage included in Exhibit C) by the date set contemplated by clause (ii) of Section 12 hereof.

     12. Termination. The obligations of ATA and GECC under this Agreement with respect to any Aircraft shall terminate and be of no further force or effect on the earlier of (i) the consummation of the Transactions with respect to all of the Aircraft and (ii) the Outside Date (as defined below) applicable to such Aircraft, provided that the obligations of ATA and GECC under Section 10 hereof shall survive, and remain in full force and effect following, the termination of this Agreement. For purposes of this Section 12, "Outside Date" means December 31, 2002 with respect to the Firm Aircraft and the SIL (Confidential Material Omitted) (such date, in each case, the "Expiry Date"), provided that if a labor strike or similar event occurs at The Boeing Company prior to the applicable Expiry Date and such strike or event causes the date of delivery under the Purchase Agreement in respect of any of the Aircraft to be delayed, the "Outside Date" shall be deemed to mean the earlier of (x) the date which follows the applicable Expiry Date by the number of days that such strike or event has continued in effect and (y) the date which is six months after the applicable Expiry Date.

     13. Related Matters. (a) Upon execution and delivery of this Agreement by ATA, GECC shall return to ATA the letter of credit provided by ATA in connection with leveraged lease transaction [ATA 1996 B] covering the Boeing 757-23N aircraft having manufacturer's serial number 27974 and shall execute and deliver an appropriate amendment to the Participation Agreement dated as of December 16, 1996 in such transaction releasing ATA from the provisions of Section 8(ee) thereof that require such letter of credit.

                  (Confidential Material Omitted)

     14. GE Purchase Contract. GECC confirms that the purchase price for each Aircraft to be delivered under the GE Purchase Contract (with the specifications set forth in Boeing Detail Specification Ref. (Confidential Material Omitted)

                  GECC agrees that it will not, in respect of any Aircraft that is subject to this Agreement, further amend the price, specifications or other terms of the GE Purchase Contract without ATA's written consent. GECC also agrees that it will agree to reasonable change orders and amendments to the GE Purchase Contract, with respect to any Aircraft that is subject to this Agreement, that are requested by ATA and accepted by the Boeing Company.

     15. Entire Agreement. This Agreement, as of the date hereof, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and all prior understandings, written or oral (including without limitation the letter of intent dated May 3, 2000 insofar as it relates to the Aircraft), between the parties hereto with respect to such subject matter are hereby superseded in their entireties.

     16. Notices. All notices and other communications contemplated hereby shall be in writing and shall be effective when delivered addressed to a party at its address or facsimile number set forth under its signature hereto, or to such other address or facsimile number as any such party shall specify.

     17. Miscellaneous. This Agreement may be executed in any number of counterparts, and each fully-executed counterpart of this Agreement shall be an original and all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the amendment, supplement, waiver or modification is sought. The parties intend that this Agreement shall be a binding agreement with respect to matters set forth herein. The rights and obligations of the parties hereto shall not be assignable, and any purported assignment shall be voided.

     18. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.


                     AMERICAN TRANS AIR, INC.

                     By:  ____________________________
                              Name:
                              Title:

                       Address:        7337 West Washington Street
                                       Indianapolis, IN  46231

                       Attention:      Treasurer

                       Facsimile:      317-240-7091




                     GENERAL ELECTRIC CAPITAL CORPORATION

                     By:  ____________________________
                              Name:
                              Title:

                       Address:   201 High Ridge Road
                                  Stamford, CT 06927

                       Attention: Contracts Leader

                       Facsimile: 203-357-3201

                                                                       Exhibit A

                               Leveraged Aircraft



  Aircraft Under ATA Purchase Contract        Month of Scheduled Delivery


 (Confidential Material Omitted)

     Exhibit B
                         Single-Investor Lease Aircraft



     Aircraft Under ATA Purchase Contract     Month of Scheduled Delivery

     (Confidential Material Omitted)



     Aircraft Under GE Purchase Contract

     (Confidential Material Omitted)

                                                                     Exhibit B-1


 (Confidential Material Omitted)

                                                                       Exhibit C


                            Leveraged Lease Documents


                  Attached are forms of the following Leveraged Documents:


                  1.  Participation Agreement (including Annex A - Definitions)

                  2.  Lease

                  3.  Trust Agreement

                  4.  Tax Indemnity Agreement

                  5.  Guarantee

                  6.  Purchase Agreement Assignment

                  7.  Consent and Agreement

                  8.  Mortgage and Equipment Notes

                                                                       Exhibit D


                         Single-Investor Lease Documents



                  Attached  are forms of the  following  Single  Investor  Lease
                  Documents:


                  1.  Participation Agreement (including Annex A - Definitions)

                  2.  Lease

                  3.  Trust Agreement

                  4.  Tax Indemnity Agreement

                  5.  Guarantee

                  6.  Purchase Agreement Assignment

                  7.  Consent and Agreement

                                                                       Exhibit E

                               Like Kind Exchange

The Owner Participant may elect, with respect to any of the Aircraft, to fund its equity investment pursuant to a like kind exchange arranged by the Owner Participant with a qualified intermediary. If such an election is made, the following new ss. 10.3 will be added to the applicable Participation Agreement:

         "10.3    Like Kind Exchange

                      Notwithstanding  anything to the contrary contained in any of the Operative Agreements, upon notice to Lessee, each of Owner Trustee's and Owner Participant's rights (but not any of its obligations other than the obligation to pay Owner Participant's Commitment for the Aircraft) under this Agreement to acquire the Aircraft may be assigned to [the Intermediary] in connection with a like kind exchange under Section 1031 of the Code and pursuant to the Like Kind Exchange Documents (as defined in Schedule 3 to this Agreement). Notwithstanding the first sentence of this
              Section 10.3, Owner Participant shall be responsible to make its Commitment available in accordance with the provisions of this Agreement if the Intermediary fails to make such Commitment available, and any such assignment shall not release Owner Participant or Owner Trustee from any of their respective obligations hereunder or under any other Operative Agreement. Any Lessor Lien attributable to the Intermediary shall be deemed attributable to Owner Participant for purposes of the Operative Agreements."

The Like Kind Exchange Documents will consist of the following:

     1. Assignment and Acceptance Replacement Property Contract, dated the Delivery Date, among Owner Participant, Owner Trustee and Intermediary.

     2. Notice of Assignment to Qualified Intermediary of Certain Rights in Participation Agreement and Purchase Agreement, dated the Delivery Date, from Owner Participant and Owner Trustee, with acknowledgment of receipt by Lessee, Manufacturer, Mortgagee and Loan Participant.

     3.   Direction  of  Title   Transfer  dated  the  Delivery  Date  from  the
Intermediary and acknowledged and agreed by Lessee and Manufacturer.

     4. Reassignment and Reacceptance Replacement Property Contract dated the Delivery Date among the Intermediary, Owner Participant and Owner Trustee, acknowledged by Lessee and Manufacturer.

The Owner Participant shall indemnify Lessee, on a net after-tax basis, against any obligation, liability, loss or expense (including legal fees) of any kind that Lessee pays or incurs as a result of any like-kind exchange described in this Exhibit E, and such like-kind exchange shall be excluded from the indemnity obligations of Lessee under the applicable transaction documents.

ATA shall not be required to adjust the timing of delivery of any Aircraft in order to permit GECC to effect any such like-kind exchange.

                                                                       Exhibit F


                          GE PURCHASE CONTRACT AIRCRAFT



                  The Purchase Agreement Assignment and the Consent and Agreement, as set forth in Exhibit D, with respect to the SIL Aircraft identified on Exhibit B as Aircraft under the GE Purchase Contract, shall be modified to reflect the fact that GECC, rather than ATA, is the purchaser under the GE Purchase Contract and will be the party assigning rights under that contract to the Owner Trustee, and references thereto in the Participation Agreement shall be modified accordingly.

                                                                       Exhibit G


                               Pricing Assumptions



                                                    SIL Transactions

                         Leveraged       ATA                 GE
Assumptions              Transactions    Purchase Contract   Purchase Contract

1.  Delivery Date                   (Confidential Material Omitted)

2.  Lessor's Cost
      ($ million)

3.  Transaction
    Expenses
    (% of Lessor's
    Cost)

4.  Basic Lease Term

5.  Tax Rate

(Confidential Material
Omitted)

7.  Foreign Source
       Usage

8.  Pricing Files

                                                                       Exhibit H


                                 Assumed Pricing


The Assumed Pricing consists of the following:

                  For the Leveraged Aircraft:

1.       Basic Rent Payments:

                         As set forth in Exhibit H-1

2.       Basic Rent Allocations:

                         As set forth in Exhibit H-2

                         (Confidential Material Omitted)

5.       Termination Values:

                         As set forth in Exhibit H-5

6.       Stipulated Loss Values:

                         Identical to Termination Values as set forth in Exhibit H-5

7.       EBO:

                         As set forth in Exhibit H-6



                  For the SIL Aircraft (GE Contract):

1.       Basic Rent Payments:

                         As set forth in Exhibit H-7

2.       Basic Rent Allocations:

                         As set forth in Exhibit H-8

3.       Termination Values:

                         As set forth in Exhibit H-9

4.       Stipulated Loss Values:

                         Identical to Termination Values as set forth in Exhibit H-9

5.       EBO:

                    As set forth in Exhibit H-10



                  For the SIL Aircraft (ATA Contract):

1.       Basic Rent Payments:

                         As set forth in Exhibit H-11

2.       Basic Rent Allocations:

                         As set forth in Exhibit H-12

3.       Termination Values:

                         As set forth in Exhibit H-13

4.       Stipulated Loss Values:

                         Identical to Termination Values as set forth in Exhibit H-13

5.       EBO:

                         As set forth in Exhibit H-14

                                                                     Exhibit H-1




              Rent Schedule in Percentages of Total Cost



       Rental Date                              Total Rent
                              (Confidential Material Omitted)
      Jun 15 2001
      Jul 15 2001
      Oct 15 2001
      Jan 15 2002
      Apr 15 2002
      Jul 15 2002
      Oct 15 2002
      Jan 15 2003
      Apr 15 2003
      Jul 15 2003
      Oct 15 2003
      Jan 15 2004
      Apr 15 2004
      Jul 15 2004
      Oct 15 2004
      Jan 15 2005
      Apr 15 2005
      Jul 15 2005
      Oct 15 2005
      Jan 15 2006
      Apr 15 2006
      Jul 15 2006
      Oct 15 2006
      Jan 15 2007
      Apr 15 2007
      Jul 15 2007
      Oct 15 2007
      Jan 15 2008
      Apr 15 2008
      Jul 15 2008
      Oct 15 2008
      Jan 15 2009
      Apr 15 2009
      Jul 15 2009
      Oct 15 2009
      Jan 15 2010
      Apr 15 2010
      Jul 15 2010
      Oct 15 2010
      Jan 15 2011
      Apr 15 2011
      Jul 15 2011
      Oct 15 2011
      Jan 15 2012
      Apr 15 2012
      Jul 15 2012
      Oct 15 2012
      Jan 15 2013
      Apr 15 2013
      Jul 15 2013
      Oct 15 2013
      Jan 15 2014
      Apr 15 2014
      Jul 15 2014
      Oct 15 2014
      Jan 15 2015
      Apr 15 2015
      Jul 15 2015
      Oct 15 2015
      Jan 15 2016
      Apr 15 2016
      Jul 15 2016
      Oct 15 2016
      Jan 15 2017
      Apr 15 2017
      Jul 15 2017
      Oct 15 2017
      Jan 15 2018
      Apr 15 2018
      Jul 15 2018
      Oct 15 2018
      Jan 15 2019
      Apr 15 2019
      Jul 15 2019
      Oct 15 2019
      Jan 15 2020
      Apr 15 2020
      Jul 15 2020
      Oct 15 2020
      Jan 15 2021
      Apr 15 2021
      Jun 15 2021

                                                                     Exhibit H-2



                                Allocation to Cash Rent Report


   Allocation Year    Allocation      Cash Rent             Cash Rent Date

        2001          (Confidential Material Omitted)         15-Jul-01
                                                              15-Oct-01
        2002                                                  15-Oct-01
                                                              15-Jan-02
                                                              15-Apr-02
        2003                                                  15-Apr-02
                                                              15-Jul-02
                                                              15-Oct-02
                                                              15-Jan-03
        2004                                                  15-Jan-03
                                                              15-Apr-03
                                                              15-Jul-03
                                                              15-Oct-03
                                                              15-Jan-04
        2005                                                  15-Jan-04
                                                              15-Apr-04
                                                              15-Jul-04
                                                              15-Oct-04
        2006                                                  15-Jan-05
                                                              15-Apr-05
                                                              15-Jul-05
                                                              15-Oct-05
        2007                                                  15-Jan-06
                                                              15-Apr-06
                                                              15-Jul-06
                                                              15-Oct-06
        2008                                                  15-Jan-07
                                                              15-Apr-07
                                                              15-Jul-07
                                                              15-Oct-07
        2009                                                  15-Jan-08
                                                              15-Apr-08
                                                              15-Jul-08
                                                              15-Oct-08
        2010                                                  15-Jan-09
                                                              15-Apr-09
                                                              15-Jul-09
                                                              15-Oct-09
        2011                                                  15-Jan-10
                                                              15-Apr-10
                                                              15-Jul-10
                                                              15-Oct-10
        2012                                                  15-Jan-11
                                                              15-Apr-11
                                                              15-Jul-11
                                                              15-Oct-11
        2013                                                  15-Jan-12
                                                              15-Apr-12
                                                              15-Jul-12
                                                              15-Oct-12
        2014                                                  15-Jan-13
                                                              15-Apr-13
                                                              15-Jul-13
                                                              15-Oct-13
        2015                                                  15-Jan-14
                                                              15-Apr-14
                                                              15-Jul-14
                                                              15-Oct-14
        2016                                                  15-Jan-15
                                                              15-Apr-15
                                                              15-Jul-15
                                                              15-Oct-15
        2017                                                  15-Jan-16
                                                              15-Apr-16
                                                              15-Jul-16
                                                              15-Oct-16
        2018                                                  15-Jan-17
                                                              15-Apr-17
                                                              15-Jul-17
                                                              15-Oct-17
        2019                                                  15-Jan-18
                                                              15-Apr-18
                                                              15-Jul-18
                                                              15-Oct-18
        2020                                                  15-Jan-19
                                                              15-Apr-19
                                                              15-Jul-19
                                                              15-Oct-19
        2021                                                  15-Jan-20
                                                              15-Apr-20
                                                              15-Jul-20
                                                              15-Oct-20
                                                              15-Jan-21
                                                              15-Apr-21

                                                                     Exhibit H-3
                                   (Confidential Material Omitted)

                                                                      Exhibt H-4

                                   (Confidential Material Omitted

                                                                     Exhibit H-5

                                               Termination Values

        Date              TV           Rent Adjustment      Net TV

Jun 15 2001      (Confidential Material Omitted)
Jul 15 2001
Oct 15 2001
Jan 15 2002
Apr 15 2002
Jul 15 2002
Oct 15 2002
Jan 15 2003
Apr 15 2003
Jul 15 2003
Oct 15 2003
Jan 15 2004
Apr 15 2004
Jul 15 2004
Oct 15 2004
Jan 15 2005
Apr 15 2005
Jul 15 2005
Oct 15 2005
Jan 15 2006
Apr 15 2006
Jul 15 2006
Oct 15 2006
Jan 15 2007
Apr 15 2007
Jul 15 2007
Oct 15 2007
Jan 15 2008
Apr 15 2008
Jul 15 2008
Oct 15 2008
Jan 15 2009
Apr 15 2009
Jul 15 2009
Oct 15 2009
Jan 15 2010
Apr 15 2010
Jul 15 2010
Oct 15 2010
Jan 15 2011
Apr 15 2011
Jul 15 2011
Oct 15 2011
Jan 15 2012
Apr 15 2012
Jul 15 2012
Oct 15 2012
Jan 15 2013
Apr 15 2013
Jul 15 2013
Oct 15 2013
Jan 15 2014
Apr 15 2014
Jul 15 2014
Oct 15 2014
Jan 15 2015
Apr 15 2015
Jul 15 2015
Oct 15 2015
Jan 15 2016
Apr 15 2016
Jul 15 2016
Oct 15 2016
Jan 15 2017
Apr 15 2017
Jul 15 2017
Oct 15 2017
Jan 15 2018
Apr 15 2018
Jul 15 2018
Oct 15 2018
Jan 15 2019
Apr 15 2019
Jul 15 2019
Oct 15 2019
Jan 15 2020
Apr 15 2020
Jul 15 2020
Oct 15 2020
Jan 15 2021
Apr 15 2021
Jun 15 2021

                                                                    Exhibit H-6



   EBO Amount


       EBO            EBO Price         Rent Adjustment          EBO Amount*
  Payment Date      (Percentage of       (Percentage of        (Percentage of
                    Lessor's Cost)       Lessor's Cost)        Lessor's Cost)

(Confidential Material Omitted)

                                                                     Exhibit H-7



 Rent Schedule in Percentages of Total Cost


                      Rental Date                             Total Rent

                      Jun 15 2001          (Confidential Material Omitted)
                      Jul 15 2001
                      Oct 15 2001
                      Jan 15 2002
                      Apr 15 2002
                      Jul 15 2002
                      Oct 15 2002
                      Jan 15 2003
                      Apr 15 2003
                      Jul 15 2003
                      Oct 15 2003
                      Jan 15 2004
                      Apr 15 2004
                      Jul 15 2004
                      Oct 15 2004
                      Jan 15 2005
                      Apr 15 2005
                      Jul 15 2005
                      Oct 15 2005
                      Jan 15 2006
                      Apr 15 2006
                      Jul 15 2006
                      Oct 15 2006
                      Jan 15 2007
                      Apr 15 2007
                      Jul 15 2007
                      Oct 15 2007
                      Jan 15 2008
                      Apr 15 2008
                      Jul 15 2008
                      Oct 15 2008
                      Jan 15 2009
                      Apr 15 2009
                      Jul 15 2009
                      Oct 15 2009
                      Jan 15 2010
                      Apr 15 2010
                      Jul 15 2010
                      Oct 15 2010
                      Jan 15 2011
                      Apr 15 2011
                      Jul 15 2011
                      Oct 15 2011
                      Jan 15 2012
                      Apr 15 2012
                      Jul 15 2012
                      Oct 15 2012
                      Jan 15 2013
                      Apr 15 2013
                      Jul 15 2013
                      Oct 15 2013
                      Jan 15 2014
                      Apr 15 2014
                      Jul 15 2014
                      Oct 15 2014
                      Jan 15 2015
                      Apr 15 2015
                      Jul 15 2015
                      Oct 15 2015
                      Jan 15 2016
                      Apr 15 2016
                      Jul 15 2016
                      Oct 15 2016
                      Jan 15 2017
                      Apr 15 2017
                      Jul 15 2017
                      Oct 15 2017
                      Jan 15 2018
                      Apr 15 2018
                      Jul 15 2018
                      Oct 15 2018
                      Jan 15 2019
                      Apr 15 2019
                      Jul 15 2019
                      Oct 15 2019
                      Jan 15 2020
                      Apr 15 2020
                      Jul 15 2020
                      Oct 15 2020
                      Jan 15 2021
                      Apr 15 2021
                      Jun 15 2021

                                                                     Exhibit H-8



 Allocation to Cash Rent Report


  Allocation   Allocation    Cash Rent                Cash Rent Date
     Year
               (Confidential Material Omitted)
 2001                                                   15-Jul-01
                                                        15-Oct-01
 2002                                                   15-Oct-01
                                                        15-Jan-02
 2003                                                   15-Jan-02
                                                        15-Apr-02
                                                        15-Jul-02
                                                        15-Oct-02
                                                        15-Jan-03
 2004                                                   15-Jan-03
                                                        15-Apr-03
                                                        15-Jul-03
                                                        15-Oct-03
                                                        15-Jan-04
 2005                                                   15-Jan-04
                                                        15-Apr-04
                                                        15-Jul-04
                                                        15-Oct-04
                                                        15-Jan-05
 2006                                                   15-Jan-05
                                                        15-Apr-05
                                                        15-Jul-05
                                                        15-Oct-05
                                                        15-Jan-06
 2007                                                   15-Jan-06
                                                        15-Apr-06
                                                        15-Jul-06
                                                        15-Oct-06
 2008                                                   15-Jan-07
                                                        15-Apr-07
                                                        15-Jul-07
                                                        15-Oct-07
 2009                                                   15-Jan-08
                                                        15-Apr-08
                                                        15-Jul-08
                                                        15-Oct-08
 2010                                                   15-Jan-09
                                                        15-Apr-09
                                                        15-Jul-09
                                                        15-Oct-09
 2011                                                   15-Jan-10
                                                        15-Apr-10
                                                        15-Jul-10
                                                        15-Oct-10
 2012                                                   15-Jan-11
                                                        15-Apr-11
                                                        15-Jul-11
                                                        15-Oct-11
 2013                                                   15-Jan-12
                                                        15-Apr-12
                                                        15-Jul-12
                                                        15-Oct-12
 2014                                                   15-Jan-13
                                                        15-Apr-13
                                                        15-Jul-13
                                                        15-Oct-13
 2015                                                   15-Jan-14
                                                        15-Apr-14
                                                        15-Jul-14
                                                        15-Oct-14
 2016                                                   15-Jan-15
                                                        15-Apr-15
                                                        15-Jul-15
                                                        15-Oct-15
 2017                                                   15-Jan-16
                                                        15-Apr-16
                                                        15-Jul-16
                                                        15-Oct-16
 2018                                                   15-Jan-17
                                                        15-Apr-17
                                                        15-Jul-17
                                                        15-Oct-17
 2019                                                   15-Jan-18
                                                        15-Apr-18
                                                        15-Jul-18
                                                        15-Oct-18
 2020                                                   15-Jan-19
                                                        15-Apr-19
                                                        15-Jul-19
                                                        15-Oct-19
 2021                                                   15-Jan-20
                                                        15-Apr-20
                                                        15-Jul-20
                                                        15-Oct-20
                                                        15-Jan-21
                                                        15-Apr-21

                                                                       Exhibit 9



     Termination Values


     Date            TV               Rent Adjustment         Net TV

Jun 15 2001                   (Confidential Material Omitted)
Jul 15 2001
Oct 15 2001
Jan 15 2002
Apr 15 2002
Jul 15 2002
Oct 15 2002
Jan 15 2003
Apr 15 2003
Jul 15 2003
Oct 15 2003
Jan 15 2004
Apr 15 2004
Jul 15 2004
Oct 15 2004
Jan 15 2005
Apr 15 2005
Jul 15 2005
Oct 15 2005
Jan 15 2006
Apr 15 2006
Jul 15 2006
Oct 15 2006
Jan 15 2007
Apr 15 2007
Jul 15 2007
Oct 15 2007
Jan 15 2008
Apr 15 2008
Jul 15 2008
Oct 15 2008
Jan 15 2009
Apr 15 2009
Jul 15 2009
Oct 15 2009
Jan 15 2010
Apr 15 2010
Jul 15 2010
Oct 15 2010
Jan 15 2011
Apr 15 2011
Jul 15 2011
Oct 15 2011
Jan 15 2012
Apr 15 2012
Jul 15 2012
Oct 15 2012
Jan 15 2013
Apr 15 2013
Jul 15 2013
Oct 15 2013
Jan 15 2014
Apr 15 2014
Jul 15 2014
Oct 15 2014
Jan 15 2015
Apr 15 2015
Jul 15 2015
Oct 15 2015
Jan 15 2016
Apr 15 2016
Jul 15 2016
Oct 15 2016
Jan 15 2017
Apr 15 2017
Jul 15 2017
Oct 15 2017
Jan 15 2018
Apr 15 2018
Jul 15 2018
Oct 15 2018
Jan 15 2019
Apr 15 2019
Jul 15 2019
Oct 15 2019
Jan 15 2020
Apr 15 2020
Jul 15 2020
Oct 15 2020
Jan 15 2021
Apr 15 2021
Jun 15 2021

                                                                    Exhibit H-10

                                   EBO Amount


      EBO            EBO Price          Rent Adjustment         EBO Amount*
 Payment Date      (Percentage of       (Percentage of         (Percentage of
                   Lessor's Cost)       Lessor's Cost)         Lessor's Cost)

(Confidential Material Omitted)

                                                                    Exhibit H-11

                        Rent Schedule in Percentages of Total Cost


                      Rental Date                            Total Rent

                      Jun 15 2001            (Confidential Material Omitted)
                      Jul 15 2001
                      Oct 15 2001
                      Jan 15 2002
                      Apr 15 2002
                      Jul 15 2002
                      Oct 15 2002
                      Jan 15 2003
                      Apr 15 2003
                      Jul 15 2003
                      Oct 15 2003
                      Jan 15 2004
                      Apr 15 2004
                      Jul 15 2004
                      Oct 15 2004
                      Jan 15 2005
                      Apr 15 2005
                      Jul 15 2005
                      Oct 15 2005
                      Jan 15 2006
                      Apr 15 2006
                      Jul 15 2006
                      Oct 15 2006
                      Jan 15 2007
                      Apr 15 2007
                      Jul 15 2007
                      Oct 15 2007
                      Jan 15 2008
                      Apr 15 2008
                      Jul 15 2008
                      Oct 15 2008
                      Jan 15 2009
                      Apr 15 2009
                      Jul 15 2009
                      Oct 15 2009
                      Jan 15 2010
                      Apr 15 2010
                      Jul 15 2010
                      Oct 15 2010
                      Jan 15 2011
                      Apr 15 2011
                      Jul 15 2011
                      Oct 15 2011
                      Jan 15 2012
                      Apr 15 2012
                      Jul 15 2012
                      Oct 15 2012
                      Jan 15 2013
                      Apr 15 2013
                      Jul 15 2013
                      Oct 15 2013
                      Jan 15 2014
                      Apr 15 2014
                      Jul 15 2014
                      Oct 15 2014
                      Jan 15 2015
                      Apr 15 2015
                      Jul 15 2015
                      Oct 15 2015
                      Jan 15 2016
                      Apr 15 2016
                      Jul 15 2016
                      Oct 15 2016
                      Jan 15 2017
                      Apr 15 2017
                      Jul 15 2017
                      Oct 15 2017
                      Jan 15 2018
                      Apr 15 2018
                      Jul 15 2018
                      Oct 15 2018
                      Jan 15 2019
                      Apr 15 2019
                      Jul 15 2019
                      Oct 15 2019
                      Jan 15 2020
                      Apr 15 2020
                      Jul 15 2020
                      Oct 15 2020
                      Jan 15 2021
                      Apr 15 2021
                      Jun 15 2021



                                                                    Exhibit H-12



                      Allocation to Cash Rent Report


   Allocation Year     Allocation            Cash Rent       Cash Rent Date
                       (Confidential Material Omitted)

         2001                                                     15-Jul-01
                                                                  15-Oct-01
         2002                                                     15-Oct-01
                                                                  15-Jan-02
         2003                                                     15-Jan-02
                                                                  15-Apr-02
                                                                  15-Jul-02
                                                                  15-Oct-02
                                                                  15-Jan-03
         2004                                                     15-Jan-03
                                                                  15-Apr-03
                                                                  15-Jul-03
                                                                  15-Oct-03
                                                                  15-Jan-04
         2005                                                     15-Jan-04
                                                                  15-Apr-04
                                                                  15-Jul-04
                                                                  15-Oct-04
                                                                  15-Jan-05
         2006                                                     15-Jan-05
                                                                  15-Apr-05
                                                                  15-Jul-05
                                                                  15-Oct-05
                                                           )      15-Jan-06
         2007                                                     15-Jan-06
                                                                  15-Apr-06
                                                                  15-Jul-06
                                                                  15-Oct-06
         2008                                                     15-Jan-07
                                                                  15-Apr-07
                                                                  15-Jul-07
                                                                  15-Oct-07
         2009                                                     15-Jan-08
                                                                  15-Apr-08
                                                                  15-Jul-08
                                                                  15-Oct-08
         2010                                                     15-Jan-09
                                                                  15-Apr-09
                                                                  15-Jul-09
                                                                  15-Oct-09
         2011                                                     15-Jan-10
                                                                  15-Apr-10
                                                                  15-Jul-10
                                                                  15-Oct-10
         2012                                                     15-Jan-11
                                                                  15-Apr-11
                                                                  15-Jul-11
                                                                  15-Oct-11
         2013                                                     15-Jan-12
                                                                  15-Apr-12
                                                                  15-Jul-12
                                                                  15-Oct-12
         2014                                                     15-Jan-13
                                                                  15-Apr-13
                                                                  15-Jul-13
                                                                  15-Oct-13
         2015                                                     15-Jan-14
                                                                  15-Apr-14
                                                                  15-Jul-14
                                                                  15-Oct-14
         2016                                                     15-Jan-15
                                                                  15-Apr-15
                                                                  15-Jul-15
                                                                  15-Oct-15
         2017                                                     15-Jan-16
                                                                  15-Apr-16
                                                                  15-Jul-16
                                                                  15-Oct-16
         2018                                                     15-Jan-17
                                                                  15-Apr-17
                                                                  15-Jul-17
                                                                  15-Oct-17
         2019                                                     15-Jan-18
                                                                  15-Apr-18
                                                                  15-Jul-18
                                                                  15-Oct-18
         2020                                                     15-Jan-19
                                                                  15-Apr-19
                                                                  15-Jul-19
                                                                  15-Oct-19
         2021                                                     15-Jan-20
                                                                  15-Apr-20
                                                                  15-Jul-20
                                                                  15-Oct-20
                                                                  15-Jan-21
                                                                  15-Apr-21

                                                                    Exhibit H-13



                        Termination Values


     Date             TV          Rent Adjustment        Net TV

Jun 15 2001           (Confidential Material Omitted)

Jul 15 2001
Oct 15 2001
Jan 15 2002
Apr 15 2002
Jul 15 2002
Oct 15 2002
Jan 15 2003
Apr 15 2003
Jul 15 2003
Oct 15 2003
Jan 15 2004
Apr 15 2004
Jul 15 2004
Oct 15 2004
Jan 15 2005
Apr 15 2005
Jul 15 2005
Oct 15 2005

Jan 15 2006
Apr 15 2006
Jul 15 2006
Oct 15 2006
Jan 15 2007
Apr 15 2007
Jul 15 2007
Oct 15 2007
Jan 15 2008
Apr 15 2008
Jul 15 2008
Oct 15 2008
Jan 15 2009
Apr 15 2009
Jul 15 2009
Oct 15 2009
Jan 15 2010
Apr 15 2010
Jul 15 2010
Oct 15 2010
Jan 15 2011
Apr 15 2011

Jul 15 2011
Oct 15 2011
Jan 15 2012
Apr 15 2012
Jul 15 2012
Oct 15 2012
Jan 15 2013
Apr 15 2013
Jul 15 2013
Oct 15 2013
Jan 15 2014
Apr 15 2014
Jul 15 2014
Oct 15 2014
Jan 15 2015
Apr 15 2015
Jul 15 2015
Oct 15 2015
Jan 15 2016
Apr 15 2016
Jul 15 2016
Oct 15 2016
Jan 15 2017
Apr 15 2017
Jul 15 2017
Oct 15 2017
Jan 15 2018
Apr 15 2018
Jul 15 2018
Oct 15 2018
Jan 15 2019
Apr 15 2019
Jul 15 2019
Oct 15 2019
Jan 15 2020
Apr 15 2020
Jul 15 2020
Oct 15 2020
Jan 15 2021
Apr 15 2021
Jun 15 2021

                                                                    Exhibit H-14




                                   EBO Amount


      EBO            EBO Price          Rent Adjustment         EBO Amount*
 Payment Date      (Percentage of       (Percentage of         (Percentage of
                   Lessor's Cost)       Lessor's Cost)         Lessor's Cost)

(Confidential Material Omitted)